UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006 (October 3, 2006)
Bob Evans Farms, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-1667	31-4421866

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3776 South High Street, Columbus, Ohio		43207

(Address of principal executive offices)		(Zip Code)
(614) 491-2225

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          On October 3, 2006, Bob Evans Farms, Inc. issued a news release announcing same-store sales for the fiscal 2007 month of September (i.e., the four weeks ended September 22, 2006). A copy of this news release is furnished as Exhibit 99 and is incorporated herein by reference.
          The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired — Not Applicable

(b)	Pro Forma Financial Information — Not applicable

(c)	Shell Company Transactions — Not Applicable

(d)	Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99	News release issued by Bob Evans Farms, Inc. on October 3, 2006, announcing same-store sales for the fiscal 2007 month of September (i.e., the four weeks ended September 22, 2006). A copy of this news release is furnished as Exhibit 99 is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOB EVANS FARMS, INC.
Dated: October 5, 2006	By:	/s/ Donald J. Radkoski
Donald J. Radkoski
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 5, 2006

Exhibit No.	Description

99	News release issued by Bob Evans Farms, Inc. on October 3, 2006, announcing same-store sales for the fiscal 2007 month of September (i.e., the four weeks ended September 22, 2006). A copy of this news release is furnished as Exhibit 99 is incorporated herein by reference.